UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 6, 2019
Tyson Foods, Inc.
(Exact name of Registrant as specified in its charter)

Delaware	001-14704	71-0225165
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2200 West Don Tyson Parkway, Springdale, Arkansas		72762-6999
(Address of principal executive offices)		(Zip Code)

(479) 290-4000
(Registrant’s telephone number, including area code)

Not applicable
(Former name, former address and former fiscal year, if applicable)
___________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities Registered Pursuant to Section 12(b) of the Act:

Title of Each Class		Trading Symbol	Name of Each Exchange on Which Registered
Class A Common Stock	Par Value $0.10	TSN	New York Stock Exchange
Class B stock is not publicly listed for trade on any exchange or market system. However, Class B stock is convertible into Class A stock on a share-for-share basis.

Item 2.02. Results of Operations and Financial Condition

On May 6, 2019, Tyson Foods, Inc. issued a press release announcing results of operations for its second quarter ended March 30, 2019. The press release is furnished herewith as Exhibit 99.1 and incorporated by reference herein.
Limitation on Incorporation by Reference
In accordance with general instruction B.2 of Form 8-K, the information in this report, including exhibits, is furnished pursuant to Items 2.02 and 9.01 and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section.

Item 9.01. Financial Statements and Exhibits

(d)	Exhibits

Exhibit Number	Description
99.1	Press release, dated May 6, 2019, announcing the results of operations of Tyson Foods, Inc. for its second quarter ended March 30, 2019

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TYSON FOODS, INC.

Date: May 6, 2019	By:	/s/ Stewart Glendinning

	Name:	Stewart Glendinning
	Title:	Executive Vice President and Chief Financial Officer

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